Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the

                             Quarter Ended 12/31/03

                        Tanger Factory Outlet Centers, Inc.

                    Supplemental Operating and Financial Data

                                December 31, 2003

                                     Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and on Form 10-K for the fiscal year ended December 31, 2003 (when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents

Section

Portfolio Data:

     Geographic Diversification............................................4

     Property Summary .....................................................5

     Portfolio Occupancy at the End of Each Period.........................6

     Major Tenants ........................................................7

     Lease Expirations as of December 31, 2003.............................8

     Leasing Activity......................................................9



Financial Data:

     Consolidated Balance Sheets..........................................10

     Consolidated Statements of Operations................................11

     FFO and FAD Analysis.................................................12

     Per Weighted Average Gross Leasable Area (GLA) Analysis..............13

     Unconsolidated Joint Venture Information.............................14

     Debt Outstanding Summary.............................................15

     Future Scheduled Principal Payments..................................16

Investor Information......................................................17

Geographic Diversification

-------------------------------------------------------------------------------
                            As of December 31, 2003

------------------------------------ ---------------- ------------- -----------
              State                    # of Centers         GLA       % of GLA
------------------------------------ ---------------- ------------- -----------
South Carolina (1) (2)                      3            1,144,899       13%
Georgia                                     4              949,190       11%
New York                                    1              729,238        8%
Texas                                       2              619,976        7%
Alabama (2)                                 2              615,250        7%
Delaware (2)                                1              568,787        6%
Tennessee                                   2              513,581        6%
Michigan                                    2              437,651        5%
Utah (2)                                    1              300,602        3%
Connecticut (2)                             1              291,051        3%
New Hampshire (2)                           3              289,711        3%
Missouri                                    1              277,883        3%
Iowa                                        1              277,230        3%
Oregon (2)                                  1              270,280        3%
Illinois (2)                                1              258,114        3%
Pennsylvania                                1              255,059        3%
Louisiana                                   1              245,199        3%
Florida                                     1              198,789        2%
North Carolina                              2              187,702        2%
Indiana                                     1              141,051        2%
Minnesota                                   1              134,480        2%
California                                  1              105,950        1%
Maine                                       2               84,313        1%
------------------------------------ ---------------- ------------- -----------
Total                                      36            8,895,986      100%
------------------------------------ ---------------- ------------- -----------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a 33.3% interest through a joint venture arrangement.


Property Summary - Occupancy at End of Each Period Shown

----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
                                                      %              %               %              %              %
                                   Total GLA       Occupied       Occupied        Occupied       Occupied       Occupied
Location                            12/31/03       12/31/03       09/30/03        06/30/03       03/31/03       12/31/02
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                        729,238           100%            99%            100%            98%           100%
Rehoboth, DE (2)                     568,787            99%            n/a             n/a            n/a            n/a
Foley, AL (2)                        535,675            99%            n/a             n/a            n/a            n/a
San Marcos, TX                       442,486           100%            98%             96%           100%           100%
Myrtle Beach, SC (2)                 427,472            96%            n/a             n/a            n/a            n/a
Sevierville, TN                      419,023           100%            99%            100%           100%           100%
Hilton Head, SC (2)                  393,094            89%            n/a             n/a            n/a            n/a
Commerce II, GA                      342,556            96%            94%             97%            93%            99%
Howell, MI                           325,231           100%            99%             99%            99%           100%
Myrtle Beach, SC (1)                 324,333           100%           100%            100%           100%           100%
Park City, UT (2)                    300,602            96%            n/a             n/a            n/a            n/a
Westbrook, CT (2)                    291,051            93%            n/a             n/a            n/a            n/a
Branson, MO                          277,883           100%           100%             99%            97%            99%
Williamsburg, IA                     277,230            96%            96%             98%            97%           100%
Lincoln City, OR (2)                 270,280            92%            n/a             n/a            n/a            n/a
Tuscola, IL (2)                      258,114            78%            n/a             n/a            n/a            n/a
Lancaster, PA                        255,059           100%            98%             96%            94%            98%
Locust Grove, GA                     247,454           100%           100%             99%            99%           100%
Gonzales, LA                         245,199            99%            95%             99%            97%            99%
Tilton, NH (2)                       227,966            96%            n/a             n/a            n/a            n/a
Fort Myers, FL                       198,789            94%            86%             89%            97%            99%
Commerce I, GA                       185,750            77%            74%             71%            79%            90%
Terrell, TX                          177,490           100%            97%             97%            96%           100%
Dalton, GA                           173,430           100%            82%             95%            93%            98%
Seymour, IN                          141,051            77%            75%             74%            74%            80%
North Branch, MN                     134,480           100%           100%             99%            99%           100%
West Branch, MI                      112,420           100%           100%             98%            95%           100%
Barstow, CA                          105,950            87%            87%             80%            72%            62%
Blowing Rock, NC                     105,448           100%           100%             90%            94%           100%
Pigeon Forge, TN                      94,558            93%            97%             97%            95%            97%
Nags Head, NC                         82,254           100%           100%            100%           100%           100%
Boaz, AL                              79,575            97%            97%             92%            95%            97%
Kittery I, ME                         59,694           100%           100%            100%           100%           100%
LL Bean, NH                           50,745           100%            91%             91%            91%           100%
Kittery II, ME                        24,619           100%           100%            100%           100%            94%
Clover, NH                            11,000           100%           100%            100%           100%           100%
Casa Grande, AZ                          n/a            n/a            79%             88%            89%            96%
Martinsburg, WV                          n/a            n/a            n/a             n/a            61%            69%
Bourne, MA                               n/a            n/a            n/a             n/a            n/a            n/a
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                              8,895,986            96%            95%             96%            95%            98%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2)  Includes nine centers from the Charter Oak  portfolio  acquired on December
     19, 2003 of which Tanger owns a 33.3% interest through a joint venture arrangement.

Portfolio Occupancy at the End of Each Period (1)

[GRAPH APPEARS HERE]

        '12/03  '09/03  '06/03  '03/03  '12/02  '09/02  '06/02  '03/02  '12/01
East    96%     95%     96%     95%     98%     96%     96%     95%     96%


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a 33.3% interest through a joint venture arrangement.

Major Tenants (1)

----------------------------------------------------------------------------
                   Ten Largest Tenants As of December 31, 2003
----------------------------------------------------------------------------
                                     # of                          % of
        Tenant                      Stores         GLA          Total GLA
------------------------------- ----------- -------------- -----------------
The Gap, Inc.                         54         550,435            6.1%
Phillips-Van Heusen                   96         448,584            5.0%
Liz Claiborne                         55         373,604            4.3%
VF Factory Outlet                     33         295,063            3.4%
Reebok International                  33         254,002            2.8%
Dress Barn, Inc.                      32         226,729            2.5%
Polo Ralph Lauren                     23         175,604            2.0%
Brown Group Retail                    35         168,908            1.9%
Sara Lee Corporation                  41         161,528            1.8%
Nike                                  11         159,985            1.8%
------------------------------- ----------- -------------- -----------------
Total of All Listed Above            413       2,814,442           31.6%
------------------------------- ----------- -------------- -----------------


1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a 33.3% interest through a joint venture arrangement.

Lease Expirations as of December 31, 2003

                   Percentage of Total Gross Leasable Area (1)

[GRAPH APPEARS HERE]

2004    2005    2006    2007    2008    2009   2010   2011   2012   2013   2014+
19.00%  22.00%  16.00%  16.00%  14.00%  5.00%  2.00%  1.00%  3.00%  1.00%  1.00%





                  Percentage of Total Annualized Base Rent (1)

[GRAPH APPEARS HERE]

2004    2005    2006    2007    2008    2009   2010   2011   2012   2013   2014+
16.00%  20.00%  19.00%  17.00%  16.00%  5.00%  2.00%  1.00%  2.00%  1.00%  1.00%




1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a 33.3% interest through a joint venture arrangement.


Leasing Activity (1)

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                                                                                Year to
                                                         03/31/03       06/30/03      09/30/03     12/31/03       Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Re-tenanted Space:

    Number of leases                                           35             25            15            6           81
    Gross leasable area                                   138,468         68,903        43,662       20,982      272,015
    New base rent per square foot                          $16.89         $17.39        $19.43       $13.13       $17.13
    Prior base rent per square foot                        $16.38         $17.04        $17.36       $13.35       $16.47
    Percent increase in rent per square foot                 3.1%           2.1%         11.9%        -1.7%         4.1%

Renewed Space:

    Number of leases                                          117             56            17            6          196
    Gross leasable area                                   538,506        238,833        53,893       22,500      853,732
    New base rent per square foot                          $13.35         $13.67        $12.71       $10.23       $13.32
    Prior base rent per square foot                        $13.19         $13.51        $15.07        $9.18       $13.29
    Percent increase in rent per square foot                 1.2%           1.2%       (15.6%)        11.4%         0.2%

Total Re-tenanted and Renewed Space:

    Number of leases                                          152             81            32           12          277
    Gross leasable area                                   676,974        307,736        97,555       43,482    1,125,747
    New base rent per square foot                          $14.07         $14.50        $15.72       $11.63       $14.24
    Prior base rent per square foot                        $13.84         $14.30        $16.09       $11.19       $14.06
    Percent increase in rent per square foot                 1.7%           1.4%        (2.3%)         3.9%         1.3%

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------

                                                                                                                Year to
                                                         03/31/03       06/30/03      09/30/03     12/31/03       Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------

Stores Opening:

    Number of stores                                            7             53            34           26          120
    Gross leasable area                                    31,265        163,524       114,056       84,902      393,747
    Base rent per square foot                              $19.01         $17.81        $20.31       $18.74       $18.83

Stores Closing:

    Number of stores                                           40             29            18           17          104
    Gross leasable area                                   105,429         81,297       100,013       50,483      337,222
    Base rent per square foot                              $17.58         $15.67        $16.39       $18.19       $16.86

Percent increase in rent per square foot                     8.1%          13.7%         23.9%         3.0%        11.7%

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------

1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a 33.3% interest through a joint venture arrangement.



Consolidated Balance Sheets  (dollars in thousands)

-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
                                                       12/31/03       09/30/03        06/30/03       03/31/03       12/31/02
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Assets
   Rental property
       Land                                            $119,833        $50,474         $50,474        $51,274        $51,274
       Buildings                                        958,720        583,269         578,665        581,766        571,125
       Developments under construction                    --             --              2,490           --             --
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property                              1,078,553        633,743         631,629        633,040        622,399
       Accumulated depreciation                        (192,698)      (191,628)       (185,071)      (180,996)      (174,199)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property - net                          885,855        442,115         446,558        452,044        448,200
   Cash                                                   9,836            209             203            209          1,072
   Deferred charges - net                                68,568          9,398           9,389          9,648         10,104
   Other assets                                          23,178         13,666          12,822         13,424         18,299
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total assets                                           $987,437       $465,388        $468,972       $475,325       $477,675
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Liabilities & Shareholders' Equity
  Liabilities
    Debt
       Senior, unsecured notes                         $147,509       $147,509        $147,509       $148,009       $150,109
       Mortgages payable                                370,160        172,552         173,188        173,811        174,421
       Lines of credit                                   22,650          7,272          11,890         19,319         20,475
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
    Total debt                                          540,319        327,333         332,587        341,139        345,005
    Construction trade payables                           4,345          7,188           8,010          7,560          3,310
    Accounts payable & accruals                          18,025         13,949          13,328         12,070         15,095
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total liabilities                                     562,689        348,470         353,925        360,769        363,410
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Minority interests:
   Consolidated joint venture                           218,148           --              --             --             --
   Operating partnership                                 39,182         26,202          26,231         23,245         23,630
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total minority interests                              257,330         26,202          26,231         23,245         23,630
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Shareholders' equity
    Preferred shares                                       --            --               --               1              1
    Common shares                                           130            105             103            93             90
    Paid in capital                                     250,070        171,747         167,034       165,641        161,192
    Distributions in excess of net income               (82,737)       (81,063)        (78,224)      (74,324)       (70,485)
    Accum. other comprehensive loss                         (45)           (73)            (97)         (100)          (163)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total shareholders' equity                            167,418         90,716          88,816        91,311         90,635
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total liabilities & shareholders' equity               $987,437       $465,388        $468,972      $475,325       $477,675
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------


Consolidated Statements of Operations  (dollars and shares in thousands)

---------------------------------------- ---------------------------------------------------------------- --------------------------
                                                            Three Months Ended                                       YTD
---------------------------------------- ---------------------------------------------------------------- --------------------------
                                             12/03         09/03        06/03       03/03         12/02        12/03         12/02
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Revenues
   Base rentals                            $22,432       $19,799      $19,523     $19,285       $20,136      $81,039       $74,117
   Percentage rentals                        1,459           784          552         395         1,601        3,190         3,552
   Expense reimbursements                    9,231         8,306        8,331       8,313         8,436       34,181        29,878
   Other income                              1,045         1,063          792         662         1,106        3,562         3,262
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                        34,167        29,952       29,198      28,655        31,279      121,972       110,809
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                       10,810         9,836        9,887       9,702         9,886       40,235        34,882
   General & administrative                  2,188         2,492        2,453       2,428         2,235        9,561         9,224
   Depreciation & amortization               8,094         6,956        6,946       7,128         7,197       29,124        27,941
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                        21,092        19,284       19,286      19,258        19,318       78,920        72,047
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Operating income                            13,075        10,668        9,912       9,397        11,961       43,052        38,762
   Interest expense                          6,779         6,427        6,556       6,724         7,042       26,486        28,460
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interests and discontinued
    operations                               6,296         4,241        3,356       2,673         4,919       16,566        10,302
Equity in earnings of unconsolidated
    joint ventures                             180           267          280          92           142          819           392
Minority interests:
   Consolidated joint venture                 (941)          --           --          --            --          (941)           --
   Operating partnership                    (1,196)       (1,017)        (787)       (579)       (1,160)      (3,579)       (2,315)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Income from continuing operations            4,339         3,491        2,849       2,186         3,901       12,865         8,379
Discontinued operations (1)                    492            29         (542)          5         1,259          (16)        2,628
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Net income                                   4,831         3,520        2,307       2,191         5,160       12,849        11,007
Less applicable preferred share
   dividends                                    --           --         (363)        (443)         (442)        (806)       (1,771)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Net income available to common
   shareholders                            $ 4,831       $ 3,520      $ 1,944     $ 1,748       $ 4,718      $12,043       $ 9,236
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

Basic earnings per common share:
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations          $.39          $.34         $.26        $.19          $.38        $1.20          $.79
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
   Net income                                 $.44          $.34         $.20        $.19          $.52        $1.20         $1.11
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

Diluted earnings per common share:

---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations          $.39          $.33         $.25        $.19          $.37        $1.17          $.77
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
   Net income                                 $.43          $.33         $.20        $.19          $.51        $1.17         $1.08
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

Weighted average common shares:
   Basic                                    11,008        10,404        9,590       9,181         9,047       10,051         8,322
   Diluted                                  11,183        10,623        9,809       9,408         9,279       10,283         8,514
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for property disposed of during the year have been reported above as discontinued operations for both the current and prior periods presented.


FFO and FAD Analysis  (dollars and shares in thousands)

---------------------------------------- ---------------------------------------------------------------- --------------------------
                                                            Three Months Ended                                       YTD
---------------------------------------- ---------------------------------------------------------------- --------------------------
                                            12/03         09/03         06/03       03/03         12/02        12/03          12/02
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations:

   Net income                              $4,831        $3,520        $2,307      $2,191        $5,160      $12,849        $11,007
   Adjusted for -
      Minority interest in operating
        partnership                         1,196         1,017           787         579         1,160        3,579          2,315
      Minority interest adjustment
        consolidated joint venture            (33)          --            --          --            --           (33)           --
      Minority interest, depreciation
        and amortization in
        discontinued operations               184           138            21         200           641          543          2,006
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned          8,034         6,892         6,873       7,054         7,127       28,853         27,647
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures          294           287           266         254          255         1,101            422
      Loss (Gain) on sale of real estate     (588)          --            735         --        (1,242)          147         (1,702)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations                     $13,918       $11,854       $10,989     $10,278      $13,101       $47,039        $41,695
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations per share              $.98          $.87          $.82        $.78        $1.01         $3.45          $3.40
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution:

   Funds from operations                  $13,918       $11,854       $10,278     $13,101      $47,039       $41,695        $10,989

   Plus -
      Corporate depreciation
          excluded above                       60            64            73          74           71           271            295
      Amortization of finance costs           354           332           309         317          312         1,312          1,217
      Straight line rent adjustment             2            35            55          57           55           149            248
   Less -

      Below market rent adjustment            (37)          --            --          --           --            (37)           --
      Market rate interest adjustment        (149)          --            --          --           --           (149)           --
      2nd generation tenant allowances     (1,457)       (1,860)         (387)     (1,417)        (455)       (5,121)        (2,226)
      Capital improvements                 (1,796)         (241)       (1,568)     (1,045)        (737)       (4,650)        (2,584)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution          $10,895       $10,184        $9,471      $8,264      $12,347       $38,814        $38,645
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution
   per share                                 $.77          $.75          $.71        $.63         $.95         $2.85          $3.15
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Dividends paid per share                    $.615         $.615         $.615      $.6125       $.6125        $2.458        $2.4475
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
FFO payout ratio                               63%           71%           75%         79%          61%           71%            72%
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
FAD payout ratio                               80%           82%           87%         97%          64%           86%            78%
Diluted weighted average common
   shares                                   14,216        13,656       13,432      13,164       13,035        13,641         12,271
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------


Per Weighted Average Gross Leasable Area (GLA) Analysis

---------------------------------------- ---------------------------------------------------------------- --------------------------
                                                            Three Months Ended                                       YTD
---------------------------------------- ---------------------------------------------------------------- --------------------------
                                             12/03         09/03        06/03       03/03        12/02         12/03        12/02
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
GLA open at end of period - (000's)
    Wholly owned                             5,299         5,483        5,449       5,497        5,469         5,299         5,469
    Partially owned consolidated (1)         3,273           ---          ---         ---          ---         3,273           ---
    Partially owned (2)                        324           318          309         260          260           324           260
    Managed properties                         434           457          457         457          457           434           457
Total GLA open at end of period              9,330         6,258        6,215       6,214        6,186         9,330         6,186
Weighted average GLA (000's) (3)             5,761         5,286        5,263       5,258        5,235         5,393         5,011
End of period occupancy (1) (2)                 96%           95%          96%         95%          98%           96%           98%

               PER SQUARE FOOT

Revenues
   Base rentals                               $3.89        $3.75        $3.71        $3.67        $3.85       $15.02        $14.79
   Percentage rentals                           .26          .15          .11          .07          .31          .59           .71
   Expense reimbursements                      1.60         1.58         1.58         1.58         1.61         6.34          5.96
   Other income                                 .18          .20          .15          .13          .21          .66           .65
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                           5.93         5.68         5.55         5.45         5.98        22.61         22.11
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                          1.88         1.86         1.88         1.84         1.89         7.46          6.96
   General & administrative                     .38          .47          .47          .46          .43         1.78          1.84
   Depreciation & amortization                 1.40         1.32         1.32         1.36         1.37         5.40          5.58
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                           3.66         3.65         3.67         3.66         3.69        14.64         14.38
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Operating income                               2.27         2.03         1.88         1.79         2.29         7.97          7.73
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
   Interest expense                            1.18         1.22         1.24         1.27         1.35         4.91          5.68
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest and discontinued operations          $1.09         $.81         $.64         $.52         $.94        $3.06         $2.05
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------

Total revenues less property operating and
general & administrative expenses ("NOI")     $3.67        $3.35        $3.20        $3.15        $3.66       $13.37        $13.31
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ -------------


(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

Unconsolidated Joint Venture Information -

Summary Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
                                                        12/31/03     09/30/03      06/30/03      03/31/03     12/31/02
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Assets

   Investment properties at cost - net                    $63,899      $35,200       $35,439       $34,670      $32,153
   Cash and cash equivalents                                4,145        1,377           634           100          514
   Deferred charges - net                                   1,652        1,767         1,872         1,790        1,751
   Other assets                                             3,277        2,900         1,995         1,500        1,491
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total assets                                              $72,973      $41,244       $39,940       $38,060      $35,909
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Liabilities & Owners' Equity

    Mortgage payable                                      $54,683      $29,248       $28,692       $25,705      $25,513
    Construction trade payables                             1,164          751         1,026         1,729        1,644
    Accounts payable & other liabilities                      564          743           828           868          522
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities                                          56,411       30,742        30,546        28,302       27,679
Owners' equity                                             16,562       10,502         9,394         9,758        8,230
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities & owners' equity                        $72,973      $41,244       $39,940       $38,060      $35,909
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Summary Statements of Operations  (dollars in thousands)

------------------------------------------ -------------------------------------------------------------- -------------------------
                                                           Three Months Ended                                         YTD
------------------------------------------ -------------------------------------------------------------- -------------------------
                                                12/03      09/03        06/03        03/03        12/02        12/03        12/02
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------
Revenues                                       $2,098     $2,195       $2,158       $1,727       $1,685        $8,178       $4,119
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------
Expenses

   Property operating                             760        726          782          704          579         2,972        1,924
   General & administrative                        26          1            3           17            4            47           13
   Depreciation & amortization                    613        599          552          528          537         2,292          884
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------
     Total expenses                             1,399      1,326        1,337        1,249        1,120         5,311        2,821
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------
Operating income                                  699        869          821          478          565         2,867        1,298
   Interest expense                               380        372          294          325          322         1,371          578
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------
Net income                                       $319       $497         $527         $153         $243        $1,496         $720
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------

Tanger Factory Outlet Centers, Inc.
     share of:
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------
       Total revenues less property
       operating and general &
       administrative expenses ("NOI")           $656       $734         $687         $503         $551        $2,580       $1,091
       Net income                                $180       $267         $280          $92         $142          $819         $392
       Depreciation (real estate related)        $293       $287         $266         $255         $255        $1,101         $422
------------------------------------------ ----------- ---------- ------------ ------------ ------------- ------------ ------------


Debt Outstanding Summary  (dollars in thousands)

---------------------------------------------------------------------------------------------------------
                                           As of December 31, 2003
---------------------------------------------------------------------------------------------------------
                                              Principal            Interest                 Maturity
                                               Balance               Rate                     Date
------------------------------------------ -------------- ------------------------------ ----------------
Mortgage debt

   Lancaster, PA                                 $14,179             9.770%                 04/10/05
   Commerce I, GA                                  7,812             9.125%                 09/10/05
   Branson, MO                                    24,000          Libor + 1.75%             03/26/06
   Commerce II, GA                                29,500          Libor + 1.75%             03/26/06
   Dalton, GA                                     10,923             7.875%                 04/01/09
   Kittery I, ME                                   6,216             7.875%                 04/01/09
   San Marcos I, TX                               18,553             7.875%                 04/01/09
   San Marcos II, TX                              18,746             7.980%                 04/01/09
   West Branch, MI                                 6,934             7.875%                 04/01/09
   Williamsburg, IA                               19,064             7.875%                 04/01/09
   Blowing Rock, NC                                9,517             8.860%                 09/01/10
   Nags Head, NC                                   6,458             8.860%                 09/01/10
   Consolidated JV Debt                          186,406             6.590%                 07/10/08
   Premium on Consolidated JV Debt (1)            11,852
------------------------------------------ -------------- ------------------------------ ----------------
Total mortgage debt (1)                          370,160
------------------------------------------ -------------- ------------------------------ ----------------

Corporate debt

   Unsecured credit facilities                    22,650    Libor + (1.60% to 1.75%)        06/30/05
   1997 Senior unsecured notes                    47,509             7.875%                 10/24/04
   2001 Senior unsecured notes                   100,000             9.125%                 02/15/08
------------------------------------------ -------------- ------------------------------ ----------------
Total corporate debt                             170,159
------------------------------------------ -------------- ------------------------------ ----------------
Total debt (1)                                  $540,319
------------------------------------------ -------------- ------------------------------ ----------------



(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.



Future Scheduled Principal Payments (dollars in thousands)

-----------------------------------------------------------------------------------------
                                      As of December 31, 2003
-----------------------------------------------------------------------------------------
                                     Scheduled                                Total
                                   Amortization           Balloon            Scheduled
Year                                 Payments             Payments            Payments
----------------------------- ---------------------- ---------------- -------------------
2004                                         $6,021          $47,509             $53,530
2005 (1)                                      6,027           43,226              49,253
2006                                          5,910           53,500              59,410
2007                                          6,344               --               6,344
2008                                          3,711          270,719             274,430
2009                                            967           70,474              71,441
2010                                            181           13,878              14,059
2011                                             --               --                  --
2012                                             --               --                  --
2013                                             --               --                  --
2014 & thereafter                                --               --                  --
----------------------------- ---------------------- ---------------- -------------------
                                            $29,161         $499,306            $528,467
   Premium on Consolidated JV Debt (2)                                            11,852
----------------------------- ---------------------- ---------------- -------------------
                                                                                $540,319
----------------------------- ---------------------- ---------------- -------------------

(1) Balloon payments in 2005 include $22,650 relating to amounts outstanding under the unsecured credit facilities.

(2)  Represents  a  premium  on  mortgage   debt  assumed  in  the  Charter  Oak
     acquisition joint venture, which is consolidated on Tanger's balance sheet.


Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6865
Fax:    (336) 297-0931
e-mail: tangermail@tangeroutlet.com

        ---------------------------
Mail:   Tanger Factory Outlet Centers, Inc.
        3200 Northline Avenue
        Suite 360
        Greensboro, NC  27408